Exhibit 33.1

Commercial Mortgage Servicing	P.O. Box: 31388, Oakland, CA 94604 1901 Harrison St., 2nd Floor Oakland, CA 94612 Tel: 800 986 9711

Management’s Assessment

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2014. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2014 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(l)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Services (C&DI 200.06) (formerly SEC Manual Telephone Interpretation 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2014. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2014, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2014.

March 6, 2015

/s/ Daniel E. Bober
Daniel E. Bober
Executive Vice President,
Commercial Mortgage Servicing
Wells Fargo Bank, National Association

APPENDIX A

COMMERCIAL MORTGAGES POOLS AND OTHER STRUCTURES

GOLDMAN SACHS 2005-ROCK TIMES SQUARE HOTEL TRUST	BHMS 2014-ATLS BB-UBS 2012-SHOW	DOLLAR GENERAL DLJ 1999-CG2

BB-UBS 2012-TFT	GSMS 2012-BWTR	GREENWICH CCFC 2003-C2

BB 2013-TYSN	GREENWICH CCFC 2003-C1	COMM 2013-THL

DLJ 1999-CG1	GSMS 2012-SHOP	DLJ 1999-CG3

MS06TOP23	PCMT03PWR1	DLJ 1998-CG1

BSC03PWR2	BSCM06TOP24	BSC05PWR8

MSO5TOP19	MSCI06TOP21 (NONPOOLED)	MS06TOP21

BSC04PWR3	BSC04PWR4	BSC05PWR7

MS07TOP25	BSCM04TOP14	BSC04PWR6

BSCM06TOP22	BSCMS05TOP20	BSC04PWR5

BSCM05TOP20 (NONPOOLED)	BA-FUNB 2001-3	BSCM07TOP26

BSC06PWR11	BSC06PWR13	BSC06PWR12

BSC07PWR15	BSC05PWR10	BSC05PWR9

ML 1997-C2	BSC06PWR14	BACM2005-6

MSDW03HQ2	BANC OF AMERICA COMM MTG 2006-1	BANC OF AMERICA COMM MTG2005-6

BANC OF AMERICA COMM	MLMT 2005-CK11	BANC OF AMERICA COMM
MTG 2006-5		MTG2007-3

BANC OF AMERICA COMM	GECMC 2007-C1	GREENWICH CCFC 2007-GG11
MTG 2006-2

JPMC 2003 CIBC6	GECC 2001-3	JPMC 2002 C2

ML-CFC 2006-1	GREENWICH CCFC 2007-GG9	CGCMT 2013-GC17

DBUBS 2011-LC2	DBUBS 201l- LC3	CGCMT 2014-GC21

COMM 2014-CCRE20	COMM 2014-277P	ClTIGROUP 2007-C6

MLMT 2006-C2	COMM 2014-CCRE14	COMM 2013-CCRE12

MS03T0P11 GSMS 2012-GCJ9	GSMS 2013-GC10 GSMS 2010-C2	CITIGROUP 2013-GCJ11 GSMS 2011-GC3

JPMC 2003-Cl	ML-CFC 2006-2	GREENWICH CCFC 2005-GG5

GSMS 2013-GC13	GSMS 2014-GC18	COMM 2014-UBS5

GRACE 2014-GRCE	GSMS 2012-ALOHA	CITIGROUP 2012-GC8

GSMS 2012-TMSQ	GE 2006 C1	JPMC 2003 MLl

GOLDMAN 2006-GG8	CGCMT 2013-GC15	GECC 2002-3

MLMT06C1	JPM06CIBC15	MS04TOP15

JPM07CIBC19	JPM06CIBC17	GSMSC04GG2

MLCFC06-4	COMM 2013-CCRE6	GOLDMAN 2006-GG6

COMM 2013-CCRE13	COMM 2014-LC17	COMM 2014-LC15

COMM 2014-UB6 PRIMARY ONLY	JPMC 2002 CIBC5	GE 2002 C2

GSMS 2013-GCJ14	CGCMT 2014-GC19	CGCMT 2014-GC25

GECC 2002-1	WFLD 2014-MONT	GSMS 2013-GCJ16

GSMS 2014-GC22	DBCCRE 2014-ARCP	MS05TOPI7

MSDW03TOP9	BSCM03TOP12	BAMLL 2013-WBRK

COMM 2013-WWP	BWAY2013-1515	COMM 2014-CCRE15 PRIMARY

TMSQ 2014-1500	JPMCC 2014-DSTY	JPM08C2

BSCM03TOP10	BSCM04TOP16	GECMC 2004 C2

GSMSC 2010-Cl	JPMC 2002 C1	COMM 2012-LC4

UBS 2012-C1	GREENWICH CCFC 2004-GGl	GOLDMAN 2007-GG10

GSMS 2012-GCJ7	CITIGROUP 2013-375P	GSMS 2014-GC26

COMM 2013-CCRE10	UBS-BARCLAYS 2012-C4	COMM 2010-C1

UBS-CITIGROUP 2011-C1	BSCM05TOP18	MS04TOP13

GSMS 2013-KING	UBS-BARCLAYS 2012-C2	GSMS 2011-GC5

GSMS 2013-GCJ12	COMM 2014-UBS3	DBUBS 2011-LC1

COMM 2012-9W57 JPM05LDP3 l345FB2005	GMAC 2003-C1 GCCFC 2005-GG3 NORTEL NETWORKS TRUST	JPM6LDP9 MSCI2003-IQ4 MSC05HQ6
2001-1

MSCI04HQ3	MS07TOP27 AW34 (NONPOOLED)	MS07TOP27

BSC07PWR18	CD 2007-CD4	MSC 2014-MP

BSC07PWR16	BSC07PWR17	QCMT13QC

GREENWICH CCFC 2002 C1	MS08TOP29	COMM 2014-KYO

BSCM07TOP28	RBSCF 2013-SMV	BEAR 1999-Cl

MSCI2007IQ16	DMARC 1998-C1	MSC06HQ10

MSC05HQ7	MSC04HQ4	MSCI06HQ9

MSCI06HQ8	MSC07HQ12	MS01TOP1

MLCFC07-9	MSC07IQ13	MSCI03IQ6

FUNB 2001 C4	FUNB 2001 C2	MERRILL LYNCH 2008-Cl

ML-CFC 2007-7	BSC00WF2	MSCI05IQ9

MLCFC07-6	MSD01TP3	MLCFC07-5

MDC02TP7	BSCM02TOP8	BS0ITOP2

MLCFC07-8	MSC07IQ14	BSC01TP4

MSC07IQ16	MSC06IQ11	MSCI04IQ7

CITIGROUP 2013-SMP	COMM 2013-SFS	BSC00WF1

MSCI04IQ8	MLMT07Cl	MDC01TP5

BSC99WF2	COUNTRYWIDE 2007-MF1	ML-CFC 2007-6

BSC02TP6	MLMT 2002 MW1	LB 1999 C1

LB 1999 C2	SRPT 2014-STAR	LB 1998 C4

SCG 2013-SRP1	COMMUNITY SOUTH BANK	JPMC 2005 LDP1
PORTFOLIO

1999-LIFE1	MSC99WF1	MSC98WF2

WACHOVIA 2003-C4 BAMLL 2014-IP	WACHOVIA 2003 C3 WACHOVIA 2002 Cl	CGCMT 2014-388G JPMCC 2007-LDP11

RBSCF 2013-GSP	WACHOVIA 2003-C5	FUNB99Cl

MSC 2014-CPT	COMM2013-FL3	BAMLL 2014-8SPR

AMERICOLD 2010-ART	FUNB 2001 C3	CGWF 2013-RKWH

CGBAM 2013-BREH	BAMLL 2014-ICTS	WACHOVIA 2003-C7

JPMC 2006-LDP7	BAMLL 2014-INLD	MS2000LIFE1

JPMC03LN1	LCCM 2014-909	JPM2006LDP8

BAMLL 2013-DSNY	ONE LINCOLN 2004-C3	JPMC 2005-LDP2

VNO 2012-6AVE	JPMCC 2007-LDP10	JPMC 2001 CIBC3

VDNO 2013-PENN	CSMC 2014-USA	JPM 2007LDP12

BBCMS 2014-BXO	BAMLL 2014-520M	COMM 2014-BBG

CGRBS 2013-VNO5TH	LCCM2013GCP	WACHOVIA 2003-C6

COMM 2014-PAT	CGBAM 2014-HD	BLCP 2014-CLRN

ENERGY PLAZA LEASE TRUST 2002	WPCM 2014-TISH	CD 2007-CD5

WACHOVIA 2002 C2	ML 1998-C3	JPMC 2006-LDP9

JPMC 2006 FL2	COMM 2014-FL4	JPMCC 2014-FL5

COMM 2014-FL5	JPMC2011-PLSD	7 WORLD TRADE CENTER 2012-WTC

FULB l997 C2	JPMC 2013-ALC	3 WORLD TRADE CENTER 2014

BAMLL 2014- FL1	BAMLL 2014-INLD MZ B	BACM2007-1

MSDWMC OWNER TRUST 2000-Fl	JP MORGAN CB 2003-CIBC7	1166 AVENUE OF AMERICAS 2005-C6

FREMF 2012-K705- PRIMARY ONLY	FREMF 2013-KS01 PRIMARY	FOUR TIMES SQUARE 2006 - 4TS

FREMF 2014 K39 PRIMARY	FREMF 2014 K37 (PRIMARY)	CSF99C01

COMM07FL14	COMM07FL14 (NONPOOLED)	GOLDMAN 2010-K5- PRIMARY ONLY

FREMF 2012-K709- PRIMARY ONLY	FREMF 2011-K14 PRIMARY ONLY	FREMF 2013 KF02 PRIMARY ONLY

FREMF 2013-K24 (PRIMARY ONLY)	CHASE-FUNB 1999-1	FREMF 2014-K38 PRIMARY

FREMF 2013-K502- PRIMARY ONLY	FREMF 2013-K712 PRIMARY ONLY	FREMF 2014-KX01 (PRIMARY)

FREMF 2012-KF0l PRIMARY ONLY	FREMF 2012-K710 PRIMARY ONLY	FREMF 2011-K10- PRIMARY ONLY

FREMF 2011 Kl2 PRIMARY ONLY	FREMF 2014 KF03 (PRIMARY)	FREMF 2012- Kl9 PRIMARY ONLY

COMM 2009-K4 PRIMARY	FREMF 2012-K501- PRIMARY ONLY	FREMF 2012-K22 (PRIMARY ONLY)

LB UBS 2004 C6	WACHOVIA 2007-C33	LB-UBS 2007-C7

WFRBS 2011-C3	WACHOVIA 2006-C29	FREMF 2012-Kl8- PRIMARY ONLY

COMM 2012-CCRE1	COMM 2012-CCRE2	FREMF 2013 K32 PRIMARY ONLY

LB UBS 2002 C7	LB-UBS 2003-C3	WACHOVIA 2004-C12

WACHOVIA 2005-Cl6	FUNB 1999 C4	WACHOVIA 2006-C26

LB UBS 2006-C4	CSCMT 2007-C3	COBALT 2007- C3

MORGAN STANLEY 2007-HQ13	COBALT 2007-C2	LB UBS 2002 C1

CITIGROUP 2005 C3	WACHOVIA 2005-C22	TIAA 2007-C4

LB UBS 2006-C7	IRVINE CORE OFFICE TRUST 2013-IRV	WFCM 2014-LC16

WFRBS 2014-C22	LBUBS05C2	WFRBS 2012-C7

JPMCC 2012-C6	WFRBS 2012-C8	MSBAM 2013-C11

WACHOVIA 2005-C19	LB UBS 2004 C1	CS FIRST BOSTON 1998 C2

CITIGROUP 2006 C5	WACHOVIA 2004 C15	LB UBS 2003 C8

CSCMC 2007-C4	CHASE 2000-3	FREMF 2010-K6 PRIMARY ONLY

FREMF 2011-KAIV PRIMARY	WACHOVIA 2005 C17	LB-UBS 2005 C7
ONLY

CSFB 2006-C2 COMM 2012-CCRE4 CD 2006-CD3 WACHOVIA 2006-C24	LB-UBS 2006 C3 GECC 2000-1 MORGAN STANLEY 2011-C3 FREMF 2012-K17 PRIMARY AND	MSBAM 2014-C15 WACHOVIA 2007-WHALE 8 FUNB-BA 2001 C1 WACHOVIA 2003-C8
SPECIAL

LB-UBS 2003-C1	LB UBS 2004 C7	LB-UBS 2005 C5

WFRBS 2011-C5	WACHOVIA 2006-C25	WACHOVIA 2007-C34

WFRBS 2013-C14	JPMC 2014-C20	WFRBS 2014-C20

WFRBS 2013-C12	WFCM10C1	WFRBS 2014-LC14

WFRBS 2013-C16	JPMBB 2014-C25	MSBAM 2013-C8

JPMBB 20l3-C17	JPMBB 2014-C21	WFRBS 2013-Cl5

JPMCC 2013-C16	WFRBS 2014-C21	LB-UBS 2003 C5

LB UBS 2004 C4	LB UBS 2005 Cl	WACHOVIA 2004 C10

VORNADO DP LLC 2010-VNO	CSCMT 2007-C2	COMM2012-CCRE3

LB UBS 2001 C3	WACHOVIA 2005-C20	WACHOVIA 2007-C32

WACHOVIA 2007-C31	WACHOVIA 2006-C27	WACHOVIA 2006-C28

CHASE 1999-2	MSBAM 2014-C19	WACHOVIA 2004 C14

WFRBS 2012-C9	WFRBS 2012-C6	WFRBS 2012-C10

WFCM 2013-LC12	WFRBS 2013-C13	JPMBB 2013-C15

WFRBS 2014-C19	WFRBS 2014-C24	LBUBS05C3

WFRBS 2013-UBS1	JPMBB 2014-C24	WFCM 2013-BTC

WFRBS 2013-C11	WFRBS11C4	WFRBS 2013-C18

WFRBS 2014-C23	WFRBS 2014-C25	WFRBS11C2

RES 2010-MB1	WACHOVIA 2003-C9	WACHOVIA 2004 C11

1166 AVENUE OF THE AMERICAS 2002-C5	CD 2006-CD2	JPMC 2012-CIBX

WFCM 2012-LC5	FREMF 2011-K16- PRIMARY ONLY	MEZZ CAP 2004-C2

COBALT 2006-C1 LB-UBS 2007-C6	MEZZ CAP 2005-C3 MORGAN STANLEY BAML	MERRILL LYNCH 1998 C2 MSBAM 2014-C14
2012-C6

MSBAM 2013-Cl2	MSBAM 2014-C17	FREMF 2013-K35 (PRIMARY)

FREMF 2013 K28 (PRIMARY)	CITY CENTER 2011-CCHP	MEZZ CAP 2004-C1

WACHOVIA 2005-C21	LB UBS 2008-C1	FUNB/CHASE 1999 C2

LB UBS 2006-C6	ACRE 2013-FLl	ACRE 20l4-FL2

MEZZ CAP 2007-C5	MEZZ CAP 2006-C4	FREMF 2012-K21- PRIMARY
ONLY

FREMF 2012-KP01 PRIMARY ONLY	FREMF 2013-K27	WACHOVIA 2006-C23

LB-UBS 2006 C1	WACHOVIA 2007-C30	FUNB 2000 C2

MSBAM 2014-C16	MSBAM 2014-Cl8	WFRBS 2013-C17

WFCM 2014-LC18	JPMBB 2014-C23	JPMBB 2014-C22

LB UBS 2000 C5	WACHOVIA 2005-C18	LB UBS 2004 C8

CITIGROUP CMT 2004 C1	FUNB 2000 C1	LB UBS 2002 C2

WACHOVIA 2006-WHALE7	CITIGROUP 2006-FL2	LB-UBS 2007-C2

NLY 2014-FL1	RESOURCE 2013-CRE1	PFP III 2014-1

RESOURCE 2014-CRE2	MSBAM 2013-C13	FREMF 2010-K7

FREMF 2010-K8	FREMF 2014-KF06 PRIMARY	MERRILL LYNCH 1996 C2

FREMF 2014-K41	FREMF 2011-Kl3	COMM 2009-K3

FREMF 2010-K9	FREMF 2011-K11	FREMF 2014 K715

FREDDIE MAC 20l0 K-SCT	FREMF 2011-K701	FREMF 2011-K702

FREMF 2011-K703	FREMF 2011-K15	FREMF 2014-K717 PRIMARY

FREMF 2013-K26	CMAT 1999 Cl	FREMF 2012-K707

FREMF 2014-K714	FREMF 2013-K31	FREMF 2013-K33

FREMF 2012-K711	FREMF 20l4-K36	FREMF 2014-K40

FREMF 2014-K716	FREMF 2011-K704	FREMF 2014-KF04

FREMF 2012-K23 FREMF 2012-K706	FREMF 2013-K25 FREMF 2013-K34	FREMF 2012-K20 FREMF 2013 K30 MASTER

FREMF 2013 K29 (MASTER)	FREMF 2014-KF05	FREMF 2014 KS02

FREMF 2013 K713	FREMF 2012-K708	MORGAN STANLEY 2005-HQ5

OBP DEPOSITOR, LLC TRUST	COMM 2012-MVP	GRAND PACIFIC BUSINESS
2010-OBP		LOAN TRUST 2005-1

WFCM 2013-120B	2001-CMLB-l	MS2000PRIN

NORTHSTAR 2013-1 (CLO)	BSB06001	CREST 2003-2

CSFB94CFB1	NS 2012-1	UCB07-1

MAIDEN 2008-1	REXFORD INDUSTRIAL FUND V	SOUND MARK HORIZONS
	LP WAREHOUSE	FUND LP WAREHOUSE

RESOURCE CAPITAL CORP. WAREHOUSE	SAS WAREHOUSE 2013 (H2)	PRIME FINANCE PARTNERS I, L.P.

H2 WAREHOUSE 2013	JEMB MADISON AVE LLC (BASIS I-292 MAD)	BROE WAREHOUSE

SAF FUNDING, LLC	H2 CREDIT PARTNERS	YELLOW BRICK REAL ESTATE
	WAREHOUSE	CAPITAL I, LLC

LOANCORE (JEFFERIES)	JLC WAREHOUSE I LLC	JLC WAREHOUSE II LLC
WAREHOUSE

BICOASTAL (A BLACKSTONE	FII F DEBT ACCT PTE LTD	STARWOOD AND CITI REP
CREDIT FACILITY)

STARWOOD & GOLDMAN REPO	BELVEDERE CAPITAL	BASIS RE CAPITAL II (REPO)
WAREHOUSE

MODERN BANK, N.A.	LADDER WELLS FARGO REPO	LADDER CAPITAL LLC REPO

LADDER JPM REPO	LADDER DEUTSCHE REPO	RIALTO REPO WITH WF

BANK OF AMERICA WAREHOUSE	RIALTO REPO W/GS	TUEBOR WAREHOUSE (LADDER)

RIALTO WAREHOUSE 2013	GERMAN AMERICAN CAPITAL	KEARNY CREDIT FACILITY
	CORPORATION WARE	WAREHOUSE

BARCLAYS WAREHOUSE	KGS-ALPHA REAL ESTATE	FORTRESS CREDIT CORP WAREHOUSE

ROCKWOOD (375 PARK) WAREHOUSE	OWS I ACQUISITIONS, LLC WH	OWS COF I MASTER WH

OWS CREDIT OPPORTUNITY I WH	ONE WILLIAM STREET CAP	SRE FW MEZZ WAREHOUSE
	MASTER FUND WH	(RIDGMAR MEZZ)

SINGERMAN (RIDGMAR MEZZ LOAN)	NXT CAPITAL FUNDING ll, LLC	SPREF WH II WF REPO

STARWOOD & DEUTSCHE REPO	LADDER MET LIFE REPO	PRIME FINANCE PARTNERS III, LP

SILVERPEAK RE FINANCE LLC	GERMAN AMERICAN / DEUTSCHE	LONESTAR (RELIUS) WAREHOUSE
WAREHOUSE	WAREHOUSE	2013

SPREF WH I LLC (DEUTSCHE	JLC WAREHOUSE IV LLC	WACHOVIA GENERAL
REPO)	(DEUTSCHE REPO)	PARTICIPANT

WACHOVIA GENERAL PARTICIPANT	PRIME FINANCE PARTNERS II, L.P.	RLJ III -FINANCE HOLDINGS, LLC

TRT LENDING REPO WAREHOUSE	STARWOOD PROPERTY	FORTRESS (CF TRANS HOLDCO
	MORTGAGE LLC WAREHOUSE	LLC) WAREHOUSE

TRT LENDING SUBSIDIARY LLC	ACM TRAFFORD V LLC	LONE STAR REPO WITH WELLS
	WAREHOUSE	FARGO

CITIGROUP GLOBAL MARKETS	CREXUS WAREHOUSE	WASHINGTON SUB, LLC
REALTY CORP

STARWOOD MORTGAGE CAPITAL	ARCHETYPE & BARCLAYS REPO	MC FIVE MILE SPE B LLC (COLUMN
WAREHOUSE		REPO)

FIVE MILE WAREHOUSE (GS)	STARWOOD CITI REPO SUB 6	NRFC WAREHOUSE (SOHO HOUSE)

PILLAR FUNDING LLC WAREHOUSE	PRIME REPO WITH U.S. BANK	PRIME REPO WITH METLIFE

UBS WAREHOUSE	CF BRANCH WAREHOUSE	MKP CREDIT MASTER FUND MEZZANINE

WESTIN TIME SQUARE MEZZANINE	WESTIN TIME SQUARE	BLACKSTONE SELECT HOTEL SR
	MEZZANINE 2	MEZZ

NBS REAL ESTATE CAPITAL WAREHOUSE	LONESTAR REPO WITH CB	TEACHERS INSURANCE & ANNUITY ASSOCIATION

STARWOOD PROPERTY MORTGAGE	ACCOR MEZZ WAREHOUSE	ALABAMASAVES WAREHOUSE
SUB-2, L.L.C.

CANTOR CRE LENDING LP MORGAN STANLEY	MACQUARIE WAREHOUSE GACC/DEUTSCHE FLOATING	GCCP H-l, LLC (GROSSMAN) MKP CREDIT MASTER FUND
	WAREHOUSE	WAREHOUSE

BANCORP BANK WAREHOUSE	ROCKWOOD CAPITAL, LLC (NORTHROCK)	CAPITAL LEASE WAREHOUSE- 398 & 526

RAITH WAREHOUSE	BUCHANAN FUND V	BMC MORTGAGES VI

BUCHANAN MORTGAGE CAPITAL	FIVE MILE WAREHOUSE	NRFC II REPO WAREHOUSE

NORTHSTAR-DORAL WAREHOUSE (NRFC)	NORTHSTAR-DORAL WAREHOUSE (NSREIT)	NORTHSTAR-CITI REPO WAREHOUSE

NRFC REPO WAREHOUSE	NORTHSTAR (CB LOAN NT- II,LLC)	SQUARE MILE/RAM ACQ, LLC
CB REPO

OWS ABS MASTER FUND II, LP	GOLDMAN SACHS WAREHOUSE	LVS II SPE III LLC (AFFILIATE OF
PIMCO)

TOCU II LLC (PIMCO ENTITY)	GS COMMERCIAL REAL ESTATE	PIMCO (GCCU I LLC)
WAREHOUSE

PIMCO (TOCU I LLC)	LIBREMAX WAREHOUSE	ROC DEBT STRATEGY FUND
MANAGER LLC

BLACKSTONE (BRE/MWT)	RBS WAREHOUSE	GREENWICH CAPITAL
FINANCIAL PRODUCTS INC

JP MORGAN CHASE	PFP II SUB I, LLC	PRIME AND METLlFE REPO

RESOURCE CAPITAL REPO	BREDS LOAN CAPITAL REPO	BREDS LOAN CAPITAL IV REPO
WAREHOUSE	WAREHOUSE	WAREHOUSE

BREDS LOAN CAPITAL II REPO	MORGAN STANLEY	NORTHSTAR(NS
WAREHOUSE		HEALTHCARELOANHOLDING LLC)

NS RE INCOME OPERATING	NORTHSTAR DB LOAN NT-II REPO	WFB REPO WITH LVSI
PARTNESHIP II, LP

NORTHSTAR (NS HEALTHCARE	NORTHSTAR-DB REPO	NORTHSTAR-DB REPO
PT 2) WAREHOUSE	WAREHOUSE (NSINCOME)	WAREHOUSE (NRFC)

CANTOR REPO WITH MET LIFE	PFP III SUB I, LLC	MARATHON STRUCTURED FINANCE FUND LP

MARATHON STRUCTURED	MARATHON STRUCTURED	TRIANGLE WAREHOUSE
FINANCE FUND LP	FINANCE FUND LP

ONE WEST BANK REPO	MEZZ CAP LLC (FKA CBA	MEZZ CAP REIT I, INC
MEZZ)

RESOURCES REPO WITH DB	SL GREEN REALTY CORP/GRAMERCY	H2-WF REPO WAREHOUSE

SL GREEN WAREHOUSE	SL GREEN - JPM REPO	DEXIA REAL ESTATE
PORTFOLIO

DEXIA REAL ESTATE CAPITAL	BB&T WAREHOUSE	NORTHSTAR WAREHOUSE
MARKETS

LEHMAN BROTHERS	LEHMAN BROTHERS	AG MIT CREL (ANGELO
WAREHOUSE	WAREHOUSE	GORDON ENTITY) REPO

WEST RIVER WAREHOUSE	VALSTONE WAREHOUSE	WACHOVIA RED - TAX CREDIT

WACHOVIA RED- TAX CREDIT	RIVER MARKET BROE	VORNADO REALTY L.P.
	WAREHOUSE	WAREHOUSE

CD 2007-CD4 COMPANION	LB-UBS 2006 Cl COMPANION	GREENWICH CCFC 2003 C1
(COMPANION)

BSCMS05TOP20	MS06TOP23	COBALT 2007- C3 COMPANION
(COMPANION)_LANDESBANK	(COMPANION)_LANDESBANK

LB UBS 2006-C4 COMPANION	CITIGROUP 2007-C6	WACHOVIA 2006-C27 -
	(COMPANION)	COMPANION

MSBAM 2013-Cl2 COMPANION	JPMC 2006-LDP9 COMPANION	GREENWICH CCFC 2007-GG11
COMPANION

MORGAN STANLEY 2007 IQ14	CITIGROUP 2012-GC8	COMM 2014-LC17 COMPANION
COMPANION

GSMS 2013-GC10	COMM 2013-WWP COMPANION	GSMS 2011-GC5 COMPANION

GOLDMAN 2006-GG6	GREENWICH CCFC 2007-GG9	CGCMT 2014-GC21 COMPANION
COMPANIONS	COMPANION

COMM 2014-CCRE14	GSMS 2011-GC3 COMPANION	GSMS 2010-C2 COMPANION
COMPANION

GREENWICH CCFC 05 GG5 (COMPANION)	GSMS 2014-GC18 COMPANION	COMM 2014-UBS5 COMPANION

GOLDMAN 2006-GG8 COMPANIONS	CGCMT2013-GC15 COMPANION	COMM 2013-CCRE13

COMM 2014-LC15 COMPANION	COMM 2013-CCRE6 COMPANION	GSMSC04GG2 (COMPANION) 1_VARIABLELIFE

CGCMT 2014-GC25 COMPANION	CGCMT 20J4-GCI9 COMPANION	GSMS 2014-GC22 COMPANION

GSMSC 2010-C1 COMPANION	GOLDMAN 2007-GG10 COMPANION	GSMS 2012-GCJ7 COMPANION

CITIGROUP 2013-375P COMPANION	GSMS 2014-GC26 COMPANION	COMM 2013-CCRE10 COMPANION

COMM 2010-Cl COMPANION	COMM 2014-UBS3 COMPANION	DBUBS 2011-LC1 COMPANION

BSCM07TOP28 (COMPANION) 1_BALDEAGLE	MSC05HQ6 (COMPANION)_PRUDENTIAL	ML-CFC 2007-7 COMPANION

FUNB 2001 C2 B NOTES	BSCM07TOP28 (COMPANION) 2_STARWOOD	MLCFC07-6 (COMPANION)_ASTAR

1345FB2005 (COMPANION)	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE	BSCMS05TOP20 (COMPANION) 3_METLIFE

BSCMS05TOP20 (COMPANION) 1_NYLIFE	MSC07HQ12 (COMPANION) 2_DEUTSCHEAG	MSC07HQ12 (COMPANION) 1_CIT

JPMCC 2007-LDP11 COMPANION	JPMC 2006-LDP7 COMPANION	FUNB 2001 C3 B NOTES

CGWF 2013-RKWH COMPANION	JPMCC 2007-LDP10 COMPANION	7 WORLD TRADE CENTER 2012- WTC COMPANION

COMM 2006-FL12 COMPANION	COMM 2013-FL3 COMPANION	BRE SELECT HOTELS MEZZ WAREHOUSE

3 WORLD TRADE CENTER 2014 COMPANION	BAMLL 2014-FL1 COMPANION	CGBAM 2014-HD COMPANION

LEHMAN 2006 LLF-C5C	LEHMAN 2005-LLF C4 (COMPANIONS)	JPMCC 2014-FL5 COMPANION

COMM 2014-FL4 COMPANION	LB UBS 2004 C6 COMPANION	MSBAM 2013-C11 COMPANION

WACHOVIA 2004-Cl5 COMPANION	LB-UBS 2005-C7 COMPANION	WACHOVIA 2007-WHALE 8 NON TRUST

FOUR TIMES SQUARE 2006- 4TS COMPANION	COMM07FLl4 (COMPANION) 2_SOCIETE GENERAL	WACHOVIA 2007-C31 COMPANION

WACHOVIA 2007-C32	COBALT 2007-C2 COMPANION	WACHOVIA 2007-C34
COMPANION		COMPANION

MSBAM 2013-C8 COMPANION	JPM 2012-CIBX COMPANION	LB UBS 2004 C8 COMPANION

WACHOVIA 2006-C29	WACHOVIA 2006-C24	LEHMAN-UBS 2005 C5
COMPANION	(COMPANION)	COMPANION

WACHOVIA 2006-C25 (COMPANION)	WACHOVIA 2005-C20 (COMPANION)	WACHOVIA 2007-C30 COMPANION

WACHOVIA 2007-C33	WFCM 2013-LC12 COMPANION	MORGAN STANLEY 2007-HQ13
COMPANION		COMPANION

LB UBS 2006-C7 COMPANION	WFRBS 2014-C22 COMPANION	MSBAM 2014-C15 COMPANION

LB-UBS 2006-C3 COMPANION	JPMC 2014-C20 COMPANION	WFRBS 2014-C20 COMPANION

WFRBS 2014-LC14 COMPANION	WFRBS 2013-C16 COMPANION	JPMBB 2013-Cl7 COMPANION

WFRBS 2013-C15 COMPANION	JPMCC 2013-C16 COMPANION	JPMBB 2014- C21 COMPANION

WACHOVIA 2004-C10	LB UBS 2005 C1 COMPANION	LBUBS05C3 (COMPANION)
(COMPANION)		1_SORINRE

LBUBS05C3 (COMPANION)	LBUBS05C3 (SENIOR MEZZ)	LBUBS05C3 (SENIOR MEZZ)
4_QUADRANTFUND	5_BAYERISCHE	4_AIBDEBT

LBUBS05C3 (SENIOR MEZZ) 3_LRP	LBUBS05C3 (SENIOR MEZZ) 2_ING	LBUBS05C3 (SENIOR MEZZ) l_METLIFE

WFRBS 2013-C11 COMPANION	WFRBS11C2 (PARTICIPATION)_WEST RIVER	MSBAM 2014-Cl9 COMPANION

JPMBB 2013-C15 COMPANION	WFRBS 2014-C19 COMPANION	WFRBS 2013-UBS1 COMPANION

WFRBS 2014-C25 COMPANION	WFRBS 2014-C23 COMPANION	RBS 2010-MB1COMPANION

WACHOVIA 2004-C11 (COMPANION)	LB-UBS 2007-C6 (COMPANION)	CITY CENTER 2011-CCHP COMPANION

MSBAM 2014-C14 COMPAN10N	MSBAM 2014-C17 COMPANION	WACHOVIA 2005-C21
(COMPANION)

LB/UBS 2006-C6 COMPANION	MSBAM 2014-C16 COMPANION	MSBAM 2014-C18 COMPANION

WFRBS 2013- C17 COMPANION	WFCM 2014- LC18 COMPANION	JPMBB 2014-C22 COMPANION

LB UBS 2007-C2 COMPANION	WACHOVIA 2006 WHALE 7 NON TRUST	CITIGROUP 2006-FL2 COMPANION

JPMC 2005-LDP2 COMPANIONS	MORGAN GUARANTY TRUST	STRATEGIC LAND JOINT
	CO. OF NY	VENTURE 2

MLFT 2006-1 (COMPANION)_CAPTRUST	VERTICAL CRE CDO 2006- 1_ROYAL HOLIDAY	CONCORD REAL ESTATE CDO 2006-1 (CERRITOS

CRESS 2008-1 CDO_PLAZAELSEGUNDO	CBA-MEZZANINE CAPITAL FINANCE	MLCFC07-5 (COMPANION)_LEXINGTON

ALL STATE_PPG (PARTICIPATION)	WFRBS11C4 (COMPANION)_LIBERTYLIFE	WFCM10C1 (PARTICIPATION)_BASIS

NORTHSTAR CDO VIII	NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	NEWCASTLE CDO IX

CONCORD REAL ESTATE CDO 2006-1	MARATHON REAL ESTATE CDO 2006-l	CAPLEASE CDO 2005-1

RESOURCE REAL ESTATE FUNDING CDO 2006-1	WACHOVIA CRE CDO 2006-1	RESOURCE REF CDO 2007-1

CAPITAL SOURCE RELT 2006-A	NORTHSTAR CDO IV LTD	NORTHSTAR CDO VI

SUNTRUST BANK_KINGPLAZA (PARTICIPATION)	PEOPLE’S UNITED BANK_COLE MT AND PPG	FMBT12FBLU

JPMC07FL1	HMAC99PHI	WB05WHALE6

GCCFC04FL2	GCCFC03C2C	LB06LLFC5

DDR09DDR1	COMM06FL12	CSFB06TFL2

CSF7C2	CSFB97C1	MSDOOLIFE2

1998-WF1	1997-WF1	GCCFC06FL4

LBUBS2001C2	LBUBS2000C3	GECC2001-1

COMM12FL2	LBUBS03C7	LBUBS2002C4

GECC 2003-C2	FUNB2002Cl	WB06C28C

CHASE 2000-2	CGBAM13BREH	BSC00WF1

COMM11FL1	MS2000LIFE1	CGCMT14GC25C

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL LOANS

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(l)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X

1122(d)(l)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-l (b)(l) of the Securities Exchange Act.	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
(A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i) (A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X	X

1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X

1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X

1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-aging) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X

:

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X

1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements	X

1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X

1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X		X(2)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligors error or omission.	X		X(2)

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(l) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2014 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).